SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 14, 1999

                          FIRST SENTINEL BANCORP, INC.
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                   000-23809                   22-3566151
          --------                   ---------                   ----------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NO.)         (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)


                          1000 WOODBRIDGE CENTER DRIVE
                             WOODBRIDGE, NEW JERSEY
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                      07095
                                 ---------------
                                   (ZIP CODE)


                                 (732) 726-9700
                    ------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
                    ------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

         First Sentinel Bancorp, Inc. (the "Registrant" or "First Sentinel") announced the declaration of a special cash dividend in the amount of $.15 per share on its outstanding common stock. The dividend will be paid on January 14, 2000 to stockholders of record as of the close of business on December 28, 1999. The special cash dividend is in addition to the Company's regular quarterly cash dividend of $.06 per share. The special cash dividend is based upon the Company's current financial condition and results of operations, and should not necessarily be expected during future periods.





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


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


The following Exhibits are filed as part of this report:

Exhibit 99   Press release dated December 14, 1999.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                        FIRST SENTINEL BANCORP, INC.



                                    By: /S/ John P. Mulkerin
                                        -------------------------------
                                        John P. Mulkerin
                                        President and Chief Executive Officer

DATE:  December 17, 1999




Exhibit Index
-------------

The following Exhibits are filed as part of this report:

Exhibit 99  Press release dated December 14, 1999.






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